Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Operating expenses:
Research and development	$ 23,807	$ 22,811	$ 16,148
Marketing and business development	1,977	945	1,196
General and administrative	7,183	4,273	5,523
Operating loss	32,967	28,029	22,867
Loss on extinguishment of debt	512
Financial expense, net	685	951	929
Loss before income tax	34,164	28,980	23,796
Income tax expense	5	42	69
Net loss	$ 34,169	$ 29,022	$ 23,865
Loss per share:
Basic (in Dollars per share)	$ 2.09	$ 4.91	$ 16.99
Diluted (in Dollars per share)	$ 2.09	$ 4.91	$ 16.93
Weighted-average ordinary shares outstanding:
Basic (in Shares)	16,351,890	5,912,890	1,404,368
Diluted (in Shares)	16,351,890	5,912,890	1,421,308